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                                                                   EXHIBIT 10.2


                              TAX SHARING AGREEMENT


         THIS TAX SHARING AGREEMENT (the "Agreement"), dated as of this 19th day of May, 1997, by and between THE HARTFORD FINANCIAL SERVICES GROUP, INC., a Delaware corporation (hereinafter referred to as "THE HARTFORD"), and its subsidiaries (hereinafter, as further defined in Article I, referred to as "Subsidiaries") including HARTFORD LIFE, INC., a Delaware corporation and a subsidiary of THE HARTFORD (hereinafter referred to as "HLI"), is intended to replace the existing Tax Allocation Agreement between Hartford Fire Insurance Company and Subsidiaries.


                                   WITNESSETH:


         WHEREAS, Hartford Fire Insurance Company and its Subsidiaries, while being included in the consolidated U.S. corporate income tax return filed by ITT Corporation, have been governed by the terms of the Tax Allocation Agreement, dated December 31, 1992, which provides for the allocation of the Federal income tax liability of the members of the group of corporations of which Hartford Fire was the common parent;

         WHEREAS, on December 19, 1995, the Board of Directors of ITT Corporation carried out a distribution whereby the holders of record of ITT Corporation Common Stock received all the outstanding shares of Common Stock of THE HARTFORD, resulting in THE HARTFORD becoming a publicly traded company (the "Distribution");

         WHEREAS, the Distribution resulted in the deconsolidation of all of THE HARTFORD companies that formerly had been included in ITT's consolidated Federal tax return and in the reconsolidation on December 20, 1995 of a new affiliated group with THE HARTFORD as its common parent;

         WHEREAS, in accordance with the consolidated tax return rules THE HARTFORD may be precluded from combining its life and nonlife companies in a single consolidated tax return until five years have elapsed and as a result, the group of life companies and a group of non-life subsidiaries may file separate consolidated Federal income tax returns;

         WHEREAS, HLI anticipates that in 1997 it may issue additional shares of its authorized common stock via an initial public offering ("IPO") equal to 20% or less of its outstanding shares; and

         WHEREAS, as a result of the impact of the Distribution on the consolidated tax return posture of THE HARTFORD and its Subsidiaries and of the anticipated IPO and to reflect current agreements and administrative practices not included in the Tax Allocation Agreement, THE HARTFORD and its Subsidiaries desire to enter into a new tax sharing agreement.

         NOW, THEREFORE, in consideration of the promises and of the mutual undertakings contained herein, the parties hereto agree as follows:


                                    ARTICLE I
                                   DEFINITIONS
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         As used in this Agreement, the following terms will have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of the terms defined):

         "CODE" means the Internal Revenue Code of 1986, as amended, or any successor thereto, as in effect for the taxable period in question.

         "CONSOLIDATED GROUP" means the affiliated group of corporations (within the meaning of Section 1504 of the Code) of which THE HARTFORD is the common parent, or in the case of a Separate Consolidated Group, the affiliated group of corporations (within the meaning of Section 1504 of the Code) of which a Subsidiary of THE HARTFORD is the common parent.

         "CONSOLIDATED GROUP RETURN" means the consolidated Federal income tax return for a Consolidated Group.

         "DIRECTOR OF TAXES" means such person who is appointed to fill such position for THE HARTFORD.

         "DISTRIBUTION" will have the meaning assigned to such term in the recitals to this Agreement.

         "EFFECTIVE DATE" means the date as set forth in Section 2.1 of this Agreement.

         "FINAL DETERMINATION" means the final resolution of liability for any Tax for any taxable period, including any related interest or penalties, by or as a result of: (i) a final and unappealable decision, judgment, decree or other order of a court of competent jurisdiction; (ii) a closing agreement or accepted offer in compromise under Sections 7121 or 7122 of the Code, or comparable agreement under the laws of other jurisdictions, which resolves the entire Tax liability for any Tax period; (iii) any allowance of a refund or credit in respect of an overpayment of Tax, but only after the expiration of all periods during which such refund may be recovered (including by way of offset) by the Tax imposing jurisdiction; or (iv) any other final disposition as determined by the Director of Taxes, including by reason of the expiration of the applicable statute of limitations.

         "HLI" will have the meaning assigned to such term in the preamble to this Agreement.

         "IPO" will have the meaning assigned to such term in the recitals to this Agreement.

         "IRS" means the United States Internal Revenue Service.

         "IRS OVERPAYMENT RATE" will have the meaning assigned to such term in
Section 3.6 of this Agreement.

         "IRS UNDERPAYMENT RATE" will have the meaning assigned to such term in
Section 3.6 of this Agreement.

         "MEMBER" means a corporation (including the common parent) which is included within a Consolidated Group.

         "NET REVERSAL BENEFIT" will have the meaning assigned to such term in
Section 3.3(a) of this Agreement.

         "REALIZED BENEFIT" means a reduction of tax liability resulting from the use of an item of loss, deduction or credit in accordance with the ordering rules prescribed by the Code and the regulations promulgated thereunder.
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         "SEPARATE CONSOLIDATED GROUP" means an affiliated group (as defined under Section 1504(a) of the Code) of any two or more Subsidiaries that are not eligible to be included in THE HARTFORD Consolidated Return.

         "SEPARATE CONSOLIDATED GROUP RETURN" means the consolidated Federal income tax return for a Separate Consolidated Group.

         "SEPARATE RETURN TENTATIVE MINIMUM TAX LIABILITY" will mean the alternative minimum tax liability of a Member of a Consolidated Group determined as if such Member were filing a separate income tax return under the Code with adjustments consistent with those used in computing Separate Return Tax Liability.

         "SEPARATE RETURN REGULAR TAX LIABILITY" will mean the tax liability of a Member of a Consolidated Group determined in accordance with Regulation
Section 1.1552-1(a)(2)(ii) as if such Member were filing a separate income tax return under the Code. For purposes of determining the "Separate Return Tax Liability" of a Member, the following principles apply:

         (a) Limitations on the calculation of a deduction or the utilization of tax credits or the calculation of a tax liability will be made on a Consolidated Group basis, except to the extent that the Internal Revenue Service holds through its published rulings that limitations are done on a separate return basis in which case such ruling positions will be followed. Accordingly, unless the IRS was to adopt a ruling position to the contrary, the limitations provided in Code Sections 38(c), 56(a), 170(b)(2), 172(b)(2), and similar limitations will be applied on a Consolidated Group basis.

         (b) Elections as to tax credits and tax computations, which may have been different from the consolidated treatment if separate returns were filed, will follow and be consistent with those elections made on an annual basis by the parent of the Consolidated Group for the Consolidated Group Return.

         "SUBSIDIARY" means any corporation, whether de jure or de facto, in which THE HARTFORD directly or indirectly owns more than 50% of the equity having the power to vote on or direct the affairs of the entity.

         "TAX" or "TAXES" means with respect to a Consolidated Group or any Subsidiary, any and all Federal, state or local taxes (i) based upon or measured in whole or in part by net income, together with interest, penalties and other additions thereto, imposed by the relevant Taxing Authority, and (ii) any gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, social security, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatsoever, together with interest, penalties and other additions thereto, imposed by the relevant Taxing Authority.

         "TAXING AUTHORITY" means the Internal Revenue Service or any other domestic federal, state, or local governmental authority responsible for the administration of any Tax.

         "TAX ITEM" will have the meaning assigned to such term in Section 3.3(a) of this Agreement.

         "TAX RETURN" means any return, filing, questionnaire or other document required to be filed, including requests for extensions of time, filings made with estimated Tax payments, claims for refund and amended returns that may be filed, for any taxable period with any Taxing Authority in connection with any Tax or Taxes (whether or not a payment is required to be made with respect to such filing).
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         "THE HARTFORD CONSOLIDATED GROUP RETURN" means the consolidated Federal income tax return for THE HARTFORD Group.

         "THE HARTFORD GROUP" means the affiliated group of corporations (within the meaning of Section 1504 of the Code) of which THE HARTFORD is the common parent.

         "THE HARTFORD" will have the meaning assigned to such term in the preamble to this Agreement.


                                   ARTICLE II
                      PREPARATION AND FILING OF TAX RETURNS


         SECTION 2.1. APPLICABILITY OF PROVISIONS OF AGREEMENT. This Agreement is effective as of December 20, 1995 (the "Effective Date") for THE HARTFORD and all of its Subsidiaries and supersedes the previous Tax Allocation Agreement for all taxable periods ending after such Effective Date.

         SECTION 2.2. TAX RETURN PREPARATION. The Director of Taxes will cause to be timely prepared and filed all Tax Returns, including any Separate Consolidated Group Return, for all Subsidiaries of THE HARTFORD and will be responsible for the preparation and filing of any consents and requests for extension of time within which to file any such Tax Return or any related information. The Director of Taxes will have full responsibility and discretion for the final reporting positions, elections and disclosures taken in all such Tax Returns.

         SECTION 2.3. CONSOLIDATED GROUP FEDERAL INCOME TAX RETURNS.

                  (a) THE HARTFORD Consolidated Return. Each of the Subsidiaries will join in the filing annually of THE HARTFORD Consolidated Group Return to the extent each is eligible to join in such return under the provisions of the Code and the regulations promulgated thereunder.

                  (b) Separate Consolidated Return. In the event that any two or more Subsidiaries are not eligible to be included in THE HARTFORD Consolidated Group Return, but otherwise satisfy the requirements for inclusion in a Separate Consolidated Group, such Subsidiaries will join among themselves in the filing of a Separate Consolidated Group Return until consolidation with THE HARTFORD Group is permitted. The terms and provisions of this Agreement applicable to THE HARTFORD Consolidated Group Return will apply to and govern with equal force and effect any Separate Consolidated Group Return.

         SECTION 2.4. STATE OR LOCAL INCOME TAX RETURNS. When two or more Subsidiaries file combined, consolidated or unitary state or local Tax Returns in certain jurisdictions, the general principles of this Agreement pertaining to, but not limited to, the Director of Taxes' responsibility and discretion for final reporting positions, elections and disclosures in such returns, the allocation of tax charges and benefits, the authority over and the manner in dealing with adjustments subsequent to filing of any Tax Returns and any settlements of amounts due, will govern such combined, consolidated or unitary state or local income tax returns with equal force and effect. The decision to file on a combined, consolidated or unitary basis in any jurisdiction will be made by the Director of Taxes.

         SECTION 2.5. DOCUMENTATION. Each Subsidiary will furnish to the
Director of Taxes on a timely basis such information, schedules, analyses and any other items as may be
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necessary to prepare and file any Tax Returns. The Subsidiaries that are members of the Consolidated Group or, if applicable, a Separate Consolidated Group, will execute and deliver all documentation reasonably required (including powers of attorney, if requested) to enable the Director of Taxes to file, and to take all actions necessary or incidental to the filing of, the Consolidated Group Return (including, without limitation, the execution of Treasury Form 1122) or any amendment of the Consolidated Group Return.


                                   ARTICLE III
                  ALLOCATION AND PAYMENT OF TAXES ARISING FROM
                         CONSOLIDATED GROUP TAX RETURNS


         SECTION 3.1. ACKNOWLEDGMENT OF ELECTION TO ALLOCATE TAX LIABILITY. The elections made in previously filed Federal Tax Returns will continue to govern the allocation of the Consolidated Group's Federal regular income tax liability between each member of the Consolidated Group (hereinafter, "Member"). Pursuant to the elections, the Consolidated Group's Federal regular income tax liability will be allocated in the following manner:

                  (a) Tax Charge. In accordance with the method set forth in Code Sections 1552(b) and 1552(a)(1) and Regulation Section 1.1552-1(a)(1), the consolidated Federal regular income tax liability will be apportioned among the Members in accordance with the ratio which that portion of the consolidated taxable income attributable to each Member having taxable income bears to the sum of the taxable incomes of all such Members. Each Member will pay the parent of the Consolidated Group its allocated consolidated Federal tax liability as determined hereunder and pursuant to the Settlement provisions of
         Section 3.8 of this Agreement;

                  (b) Tax Benefit. Pursuant to an election to follow the method described in Regulation Section 1.1502-33(d)(3), an additional liability will be allocated to each Member which, as a result of net operating losses, excess charitable contributions, foreign tax credits, investment tax credits or similar items arising from or generated by the activities of another Member or Members in either a separate return year or a consolidated return year, has an allocated tax liability determined under Section 3.1(a) above that is smaller than its Separate Return Regular Tax Liability. The additional liability allocated to each Member will be equal to 100% of the excess, if any, of (1) the Separate Return Regular Tax Liability of such Member for the taxable year, over (2) the allocated tax liability determined under Section 3.1(a) above. The total of any additional amounts allocated to all such Members for the consolidated return year will be paid (pursuant to the Settlement provisions of Section 3.8 of this Agreement) to those other Members which generated such losses, credits or deductions to which such total is attributable (hereinafter, referred to as "Loss Members"). Such payments to Loss Members will be made pursuant to a consistent method which reasonably reflects such items (such consistency and reasonableness to be determined by the Director of Taxes) and which is substantiated by specific records maintained by the Consolidated Group for such purposes.

         SECTION 3.2. ALTERNATIVE MINIMUM TAX ("AMT"). The following rules apply to the allocation of AMT liability and AMT credit to the Members of the Consolidated Group.

                  (a) AMT Liability. The consolidated alternative minimum tax liability will be allocated for any consolidated Tax Return year to each Member whose Separate Return Tentative Minimum Tax Liability exceeds its Separate Return Regular Tax Liability. The total alternative minimum tax liability shown on the Consolidated
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         Group's Tax Return will be apportioned to each Member according to the ratio of (i) the excess of its Separate Return Tentative Minimum Tax Liability over its Separate Return Regular Tax Liability to (ii) the total of all such Members' excess Separate Return Tentative Minimum Tax Liability over Separate Return Regular Tax Liability. For purposes of this allocation, if a Member has a regular tax net operating loss on a separate return basis, the Separate Return Tentative Minimum Tax Liability for that Member will be computed on the difference between such Member's regular tax net operating loss and any smaller alternative tax net operating loss or any alternative minimum taxable income.

                  (b) AMT Credit. Any minimum tax credit realized in subsequent years (determined on a FIFO basis) by the Consolidated Group as a result of incurring the alternative minimum tax liability will be allocated to the Member to which the original alternative minimum tax liability was allocated. If less than the full minimum tax credit is realized in a year, the amount of such minimum tax credit will be allocated to each Member that incurred the original alternative minimum tax liability in the following manner:

                           (i) first to each such Member which can or could have used the credit on a separate return basis according to the proportion that the original alternative minimum tax liability borne by each such Member bears to the sum of the original alternative minimum tax liabilities borne by all such Members;

                           (ii) then, any remaining minimum tax credit will be allocated to any remaining Members which incurred the original alternative minimum tax liability according to the proportion that the original alternative minimum tax liability borne by such remaining Members bears to the original alternative minimum tax liability borne by all such remaining Members.

         In no case under clauses (i) or (ii) above, however, will any Member be allocated an amount of AMT Credit in excess of its original alternative minimum tax liability.

                  (c) Effects on Basis and Earnings and Profits; AMT Credit of Departing Members; Effect of Finalized AMT Regulations. The consolidated alternative minimum tax, for stock basis adjustment and earnings and profits purposes, will be allocated to each Member under the allocation method set out in Proposed Regulations Sections 1.1502-55 and 1.1552-1(g) issued on December 30, 1992 (the "Proposed Regulations"). The minimum tax credit will be allocated to Members who cease to be a Member of the Consolidated Group pursuant to Proposed Regulation Section 1.1502-55(h). However, to the extent such Member was not allocated a corresponding amount of alternative minimum tax in an earlier or the same year, such Member will pay to or be paid by THE HARTFORD prior to the Member leaving the Consolidated Group an amount equal to the difference between what was allocated earlier and the amount allocated upon departure. If temporary or final regulations are issued which differ from the Proposed Regulations, this Agreement will be amended to reflect such changes to the extent and with an effective date deemed necessary or desirable by the Director of Taxes.

         SECTION 3.3.      CARRYBACKS OF LOSSES AND CREDITS.

                  (a) Benefits for Tax Items. In allocating the Consolidated Group's Federal tax liability, each Member will be entitled to the tax benefit that results from any of its
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         net operating losses, net capital losses, deductions or credits (each, a "Tax Item") that are carried back to a prior period Consolidated Return. If the carryback of a Tax Item results in a carryforward or carryback of a Tax Item into a taxable year of the Consolidated Group or of other Members and such carryforward or carryback produces a Realized Benefit, or other use, in such year or any subsequent year after considering all other items of taxable income or credits otherwise available to such other Members (a "Net Reversal Benefit"), then an amount equal to such Net Reversal Benefit, when realized, will be an additional liability for such year to be allocated to such other Members of the Consolidated Group pursuant to Section 3.1(b) of this Agreement. The benefit of any carryback of a Tax Item to any prior period Consolidated Return will be taken into account only when and to the extent that such carryback reduces the tax liability in a prior period Consolidated Group Return or that any resultant Net Reversal Benefit is realized. The Member generating, or otherwise bearing the cost of, such Tax Item that has been carried back will be paid pursuant to the Settlement provisions of Section 3.8 of this Agreement.

                  (b) AMT. To the extent that additional AMT arises in a prior period Consolidated Return from a carryback of a Tax Item, then such AMT will be allocated to the Member giving rise to such carryback and such Member will be entitled to recover any Net Reversal Benefit resulting from any AMT credit carryforwards associated with such AMT.

                  (c) Multiple Carrybacks of Tax Items. In the event that two or more Tax Items are carried back to any prior period Consolidated Return, their order of use will be determined by the Code and the regulations promulgated thereunder. Where two or more carrybacks of Tax Items have equal priority and cannot be used in full, each such carryback will be used by the affected Members in the following manner:
         (i) first, carrybacks of Tax Items by each Member will be absorbed to the extent of such Member's results in the carryback year that made possible the use of such Tax Items; and then, (ii) in proportion to the total of the remaining carrybacks.

                  (d) Separate Return Years. If part or all of an unused Tax
         Item is allocated to a Member pursuant to Regulation Section 1.1502-79, and it is carried back or forward to a year in which such Member filed a separate income tax return or a consolidated Federal income tax return with another affiliated group, any refund or reduction in tax liability arising from the carryback or carryforward will be retained by such Member.

                  (e) Carrybacks of Net Operating Losses. Notwithstanding the foregoing provisions of this Section 3.3, each Member agrees that unless it obtains the consent of the Director of Taxes, it will waive the carryback of any net operating loss.

         SECTION 3.4. SUBGROUP METHOD. When a Consolidated Return combines the taxable income of life and nonlife companies, the determination of Tax Charges and Tax Benefits described in Sections 3.1(a) and 3.1(b) above will be made by the separate calculation of the taxable income of life insurance company Members and the taxable income of nonlife insurance company Members on a life and nonlife subgroup basis in accordance with provisions set forth in Regulation
Section 1.1502-47. The calculation of any limitations that may be required by Regulation Section 1.1502-47, such as the calculation of the amount of offsettable nonlife net operating losses, will be determined with reference to and on the basis of the taxable income reported in the Consolidated Return.

         SECTION 3.5. SUBSEQUENT ADJUSTMENTS. If the consolidated Federal income tax liability is adjusted for any taxable period, whether by means of an amended return, claim for
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refund, assessment arising from an Internal Revenue Service audit examination, or at the conclusion of any appeal or litigation, or to reflect the results of any Final Determination, the liability of each Member will be recomputed under Sections 3.1 and 3.2 of this Agreement to give effect to such adjustments. The parent of the Consolidated Group will make payment to each Member for any reduction in its share of the consolidated Federal income tax liability, and in the case of an increase in tax liability, each Member will pay the parent of the Consolidated Group its allocable share of such increased consolidated Federal income tax liability, in each case together with any interest or penalties relating thereto as provided in Sections 3.6 and 3.7 of this Agreement. Any payments required under this Section 3.5 will be made in accordance with the provisions of Section 3.8(c) of this Agreement.

         SECTION 3.6. INTEREST. For purposes of this Agreement, unless specifically provided otherwise, interest will be computed at the Federal statutory rate used, pursuant to Section 6621 of the Code, in computing the interest payable to the IRS (the "IRS Underpayment Rate") or by the IRS (the "IRS Overpayment Rate") on the net balance due to or from the IRS. Interest will be allocated in the following manner: Members entitled to refunds will be allocated interest at the IRS Overpayment Rate; then, as to the remaining Members, the amount of such allocated interest plus the amount of any interest to be paid to the IRS will be allocated to such remaining Members in proportion to each Member's increase in Separate Return Regular Tax Liability. Interest determinations for Members will be made by the Director of Taxes at such time as the IRS finally determines interest owed for the tax year of the Consolidated Group Return.

         SECTION 3.7. PENALTIES. Any penalty will be allocated to such Members and upon such basis as the Director of Taxes deems just and proper in view of all applicable circumstances. It is the general intent of this Agreement that any penalty incurred by the Consolidated Group will be paid by the Member or Members whose actions or inactions, income, deductions, credits or allowances caused such penalty.


         SECTION 3.8. SETTLEMENTS.

                  (a) Estimated Taxes. With respect to each quarterly estimated tax payment, the Director of Taxes will notify Members of their assessed share of estimated tax payments to be made on the projected consolidated Federal income tax liability for the tax year. Payment to the parent of the Consolidated Group will be made 24 hours in advance of the payment to the Internal Revenue Service. Such Member will receive credit for such estimated payments against its share of the apportioned consolidated Federal income tax liability as determined under this Article III. Any payment not made within the prescribed time period thereafter will bear interest at the IRS Underpayment Rate.

                  (b) Tax Returns. A determination of a Member's apportioned consolidated Federal income tax liability under Sections 3.1 or 3.2 hereof will be made by the Director of Taxes. Payments resulting from such determination of tax liability, adjusted to reflect any payments previously made pursuant to Section 3.8(a) hereof, will be made by or to the parent of the Consolidated Group to or by each Member 24 hours prior to the due date of such tax return without regard to any filing extensions. If the tax return filing is extended, an additional computation of a Member's tax liability will be made when the Consolidated Group Return is filed and adjustments that require additional payments will be paid by each affected Member within 24 hours of having received written notice of assessment for such liability from the Director of Taxes. Any payment not made within the prescribed time period thereafter will bear interest at the IRS Underpayment Rate.
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                  (c) Subsequent Adjustments. Any payment required to be made pursuant to Section 3.5 hereof with respect to any tax return will be made by the Member obligated to make such payment (i) in the case of a refund of tax, within 24 hours after receipt (whether by way of payment, credit, or offset against any payments due or otherwise) of such refund or (ii) in the case of the payment of tax with respect to any such tax return, within 24 hours of the delivery of written notice of assessment for such liability from the Director of Taxes. Any payment described in clause (i) and any demand for payment described in clause (ii) will be accompanied by a calculation setting forth the basis for the amount paid or demanded. Any payment not made within the prescribed time period thereafter will bear interest at the IRS Underpayment Rate.

                  (d) Tax Payments and IRS Refunds. Notwithstanding the foregoing provisions of Section 3.8, when any tax payment is due to any Member from the parent of the Consolidated Group and a refund is due from the Internal Revenue Service, the parent of the Consolidated Group may defer settlement with such Member and make the required settlement payment within 24 hours of the receipt of such refund.

                  (e) Manner of Settlement. All settlements required under this Agreement will be in U.S. dollars. Any settlement with the IRS for any matter falling within the scope of this Agreement is the responsibility of and will be determined by the Director of Taxes.

         SECTION 3.9. INTERNAL REVENUE SERVICE LEVY. In the event that the Internal Revenue Service levies upon any Member's assets for unpaid taxes in excess of the amount charged in Sections 3.1 and 3.2 hereof, then such Member will be indemnified primarily by the Members whose liability gave rise to such IRS action, and if such Members are unable to provide indemnification, then secondarily from all other Members that are parties to this Agreement.

         SECTION 3.10. RECORDS. Notwithstanding the termination of this Agreement, any Member included in a Consolidated Group Return may inspect during regular business hours records of any other Member relating to such Consolidated Group Return, including, but not limited to, returns, supporting schedules, workpapers, correspondence and other documents.


                                   ARTICLE IV
                         COOPERATION; TAX CONTROVERSIES


         SECTION 4.1. COOPERATION.

                  (a) Administrative Compliance. THE HARTFORD and each Subsidiary will cooperate fully and to the extent reasonably requested by each other in connection with the preparation and filing of any Tax Return or the conduct of any audit, dispute, proceeding, suit or action concerning any issues or any other matter contemplated hereunder. Such cooperation will include, without limitation: (i) the retention and provision on demand of books, records, documentation or other information relating to any Tax matter until the later of either (I) the expiration of the applicable statute of limitation (giving effect to any extension, waiver, or mitigation thereof) or (II) in the event any claim has been made under this Agreement for which such information is relevant, until a Final Determination with respect to such claim;
         (ii) the provision of additional information with respect to and explanation of tax practices (elections, accounting methods, conventions and principles of taxation) and material provided under clause (i) of this Section 4.1; (iii) the execution of any document that may be
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         necessary or reasonably helpful in connection with the filing of any
         Tax Return by any Member of a Consolidated Group, or in connection with any audit, proceeding, suit or action addressed in the preceding sentence; and (iv) the use of the Subsidiary's best efforts to obtain any documentation from a governmental authority or a third party that may be necessary or helpful in connection with the foregoing. Each Subsidiary will make its employees and facilities available on a mutually convenient basis to facilitate such cooperation and will retain as permanent records all documentation necessary to enable it to determine any obligation under this Agreement. The records described above will be made available to the Director of Taxes within a reasonable time upon request and may be photocopied on an as needed basis.

                  (b) Providing Advice and Notice. THE HARTFORD and each Subsidiary will use reasonable efforts to keep each other advised as to the status of Tax audits and litigation involving any issue which relates to any Tax of the Consolidated Group or could give rise to the liability of the Consolidated Group (or any Member thereof) under this Agreement ( a "Liability Issue"). THE HARTFORD and each Subsidiary will each promptly notify the other of any inquiries by any Taxing Authority or any other administrative, judicial or other governmental authority that relate to any material amount of Tax that may be imposed on the other or any Subsidiary of the other that might arise under this Agreement. Without limiting the foregoing, each Subsidiary will promptly furnish to the Director of Taxes upon receipt a copy of the revenue agent's report or similar report, notice of proposed adjustment, or notice of deficiency received by it relating to any Liability Issue or any adjustment referred to in Section 4.1(c) hereof.

                  (c) Consulting on Proposed Tax Adjustments. The Director of Taxes will advise and consult with each Subsidiary with respect to any proposed Tax adjustments that are the subject of an IRS audit or investigation or are the subject of litigation, which may affect any Tax attribute of such Subsidiary.

         SECTION 4.2. TAX CONTROVERSIES. Subject to the cooperation provisions of Section 4.1, the Director of Taxes will have full responsibility and discretion in the handling of and concluding settlements for any Tax controversy, including, without limitation, an audit, a protest to the Appeals Division of the IRS, and litigation in Tax Court or any other court of competent jurisdiction, or any matter relating to a Final Determination, involving a Tax Return of the Consolidated Group or of any Subsidiary.


                                    ARTICLE V
                                  MISCELLANEOUS


         SECTION 5.1. TERMINATION. In the event any Subsidiary ceases to be a direct or indirect subsidiary of THE HARTFORD for any reason whatsoever, this Agreement will be terminated as to such Subsidiary, except that the obligations of all the parties will remain in full force and effect with respect to: (a) any period of time during the taxable year in which the termination occurs for which the income of the terminating Subsidiary was included in the Consolidated Group Return, and (b) for any Consolidated Group Return tax year in which a Subsidiary was an includible corporation and for which an adjustment has been made as described in Section 3.5 of this Agreement. Additionally, to the extent that a Tax Item carries back from a separate return of a Subsidiary that previously was an includible corporation of the Consolidated Group to a Consolidated Group Return, the provisions of Section 3.3 of this Agreement will continue to apply to such Subsidiary.

         SECTION 5.2. DISPUTE RESOLUTION. Any disagreements between the Director of Taxes and any party to this Agreement as to the meaning, interpretation, application or enforceability of any provision of this Agreement will be reviewed by THE HARTFORD's Chief Financial Officer. If any disagreement remains after any such review, that disagreement will be resolved by arbitration. In such case, the arbitrator will be a retired or former judge of the United States Tax Court or such other qualified person as the relevant parties may agree to designate, provided that such individual has had substantial experience with regard to settling complex Tax disputes. The decision of the arbitrator will be absolutely binding.

         SECTION 5.3. SUCCESSORS AND ASSIGNS. A party's rights and obligations under this Agreement may not be assigned without the prior written consent of the other parties to this Agreement. This Agreement will be binding upon and inure to the benefit of each party hereto and their respective successors and assigns.

         SECTION 5.4. COMPLETE AGREEMENT. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein and supersedes all prior agreements of the parties in connection with such subject matter. No alteration, amendment or modification of any of the terms of this Agreement will be valid unless made by an instrument signed in writing by an authorized officer of each party hereto.

         SECTION 5.5. NO THIRD-PARTY BENEFICIARIES. This Agreement is solely for the benefit of the parties to this Agreement and should not be deemed to confer upon third parties any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without this Agreement.

         SECTION 5.6. LEGAL ENFORCEABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction will, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions. Any prohibition or unenforceability of any provision of this Agreement in any jurisdiction will not invalidate or render unenforceable the provision in any other jurisdiction.

         SECTION 5.7. EXPENSES. Unless otherwise expressly provided in this Agreement each party will bear any and all expenses that arise from its respective obligations under this Agreement. In the event any party to this Agreement brings an action or proceeding for the breach or enforcement of this Agreement, the prevailing party in such action or proceeding, whether or not such action or proceeding proceeds to final judgment, will be entitled to recover as an element of its costs, and not as damages, such reasonable attorneys' fees as may be awarded in the action or proceeding in addition to whatever other relief to which the prevailing party may be entitled.

         SECTION 5.8. GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of Connecticut.

         SECTION 5.9. COUNTERPARTS. This Agreement may be executed in several identical counterparts each of which will be deemed an original instrument, but all of such counterparts will constitute but one and the same agreement.

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed, all as of the effective date first above set forth.

        IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed, all as of the effective date first above set forth.

Attest:                                 THE HARTFORD FINANCIAL SERVICES GROUP,
                                          INC.

/s/ Charles M. O'Halloran               By: /s/ Ramani Ayer
----------------------------------         -----------------------------------
Vice President and Corporate               Ramani Ayer
  Secretary                                Its Chairman, Chief Executive
(Charles M. O'Halloran)                      Officer and President

Attest:                                 HARTFORD LIFE, INC.

/s/ Lynda Godkin                        By: /s/ Lowndes A. Smith
-----------------------------------        ---------------------------------
Vice President and General Counsel         Lowndes A. Smith
(Lynda Godkin)                             Its Chief Executive Officer and
                                             President

Attest:                                 HARTFORD FIRE INSURANCE COMPANY

/s/ Charles M. O'Halloran               By: /s/ David K. Zwiener
------------------------------------       ---------------------------------
Vice President and Corporate Secretary     David K. Zwiener
(Charles M. O'Halloran)                    Its Executive Vice President and
                                             Chief Financial Officer

Attest:                                 HARTFORD ACCIDENT AND INDEMNITY
                                          COMPANY

/s/ Charles M. O'Halloran               By: David K. Zwiener
-------------------------------------      ----------------------------------
Vice President and Corporate Secretary     David K. Zwiener
(Charles M. O'Halloran)                    Its Executive Vice President and
                                             Chief Financial Officer

Attest:                                 HARTFORD CASUALTY INSURANCE COMPANY

/s/ Charles M. O'Halloran               By: /s/ David K. Zwiener
-------------------------------------      ----------------------------------
Vice President and Corporate Secretary     David K. Zwiener
(Charles M. O'Halloran)                    Its Executive Vice President and
                                             Chief Financial Officer

Attest:                                 HARTFORD UNDERWRITERS INSURANCE
                                          COMPANY

/s/ Charles M. O'Halloran               By: /s/ David K. Zwiener
-------------------------------------      ---------------------------------
Vice President and Corporate Secretary     David K. Zwiener
(Charles M. O'Halloran)                    Its Executive Vice President and
                                             Chief Financial Officer

Attest:                                 TWIN CITY FIRE INSURANCE COMPANY


/s/ Charles M. O'Halloran               By: /s/ David K. Zwiener
--------------------------                  --------------------------------
Vice President and Corporate Secretary      David K. Zwiener
(Charles M. O'Halloran)                     Its Executive Vice President and
                                            Chief Financial Officer


Attest:                                 HARTFORD INSURANCE COMPANY OF THE
                                            MIDWEST

/s/ Charles M. O'Halloran               By: /s/ David K. Zwiener
--------------------------                  --------------------------------
Vice President and Corporate Secretary      David K. Zwiener
(Charles M. O'Halloran)                     Its Executive Vice President and
                                            Chief Financial Officer


Attest:                                 HARTFORD INSURANCE COMPANY OF
                                            ILLINOIS

/s/ Charles M. O'Halloran               By: /s/ David K. Zwiener
--------------------------                  --------------------------------
Vice President and Corporate Secretary      David K. Zwiener
(Charles M. O'Halloran)                     Its Executive Vice President and
                                            Chief Financial Officer


Attest:                                 HARTFORD INSURANCE COMPANY OF THE
                                            SOUTHEAST

/s/ Charles M. O'Halloran               By: /s/ David K. Zwiener
--------------------------                  --------------------------------
Vice President and Corporate Secretary      David K. Zwiener
(Charles M. O'Halloran)                     Its Executive Vice President and
                                            Chief Financial Officer


Attest:                                 TRUMBULL INSURANCE COMPANY


/s/ Charles M. O'Halloran               By: /s/ Michael S. Wilder
--------------------------                  --------------------------------
Vice President and Secretary                Michael S. Wilder
(Charles M. O'Halloran)                     Its Senior Vice President, General
                                            Counsel and Secretary

Attest:                                 NUTMEG INSURANCE COMPANY


/s/ Charles M. O'Halloran               By: /s/ David K. Zwiener
--------------------------                  --------------------------------
Vice President and Corporate Secretary      David K. Zwiener
(Charles M. O'Halloran)                     Its Executive Vice President and
                                            Chief Financial Officer


Attest:                                 PACIFIC INSURANCE COMPANY, LIMITED


/s/ Charles M. O'Halloran               By: /s/ Michael S. Wilder
--------------------------                  --------------------------------
Vice President and Secretary                Michael S. Wilder
(Charles M. O'Halloran)                     Its Senior Vice President and
                                            General Counsel


Attest:                                 SENTINEL INSURANCE COMPANY, LTD.


/s/ Charles M. O'Halloran               By: /s/ David R. Robb
--------------------------                  --------------------------------
Vice President and Assistant Secretary      David R. Robb
(Charles M. O'Halloran)                     Its President and Chief Operating
                                            Officer


Attest:                                 HARTFORD LLOYD'S INSURANCE COMPANY


/s/ Michael S. Wilder                   By: /s/ Charles M. O'Halloran
--------------------------                  --------------------------------
Secretary                                   Charles M. O'Halloran, Vice
(Michael S. Wilder)                         President, Hartford Lloyd's
                                            Corporation
                                            Its Attorney-in-Fact


Attest:                                 HARTFORD LIFE AND ACCIDENT INSURANCE
                                            COMPANY

/s/ Lynda Godkin                        By: /s/ Gregory A. Boyko
--------------------------                  --------------------------------
Senior Vice President, General              Gregory A. Boyko
Counsel and Corporate Secretary             Its Senior Vice President, Chief
(Lynda Godkin)                              Financial Officer and Treasurer

Attest:                                 HARTFORD LIFE INSURANCE COMPANY

/s/ Lynda Godkin                        By: /s/ Gregory A. Boyko
--------------------------------           -----------------------------------
Senior Vice President, General             Gregory A. Boyko
Counsel and Corporate Secretary            Its Senior Vice President, Chief
(Lynda Godkin)                               Financial Officer and Treasurer

Attest:                                 ITT HARTFORD LIFE AND ANNUITY
                                          INSURANCE COMPANY

/s/ Lynda Godkin                        By: /s/ Gregory A. Boyko
--------------------------------           -----------------------------------
Senior Vice President, General             Gregory A. Boyko
Counsel and Corporate Secretary            Its Senior Vice President, Chief
(Lynda Godkin)                               Financial Officer and Treasurer

Attest:                                 PROPERTY AND CASUALTY INSURANCE
                                          COMPANY OF HARTFORD

/s/ Charles M. O'Halloran               By: /s/ Michael S. Wilder
--------------------------------           ----------------------------------
Vice President and Secretary               Michael S. Wilder
(Charles M. O'Halloran)                    Its Vice President and General
                                             Counsel

Attest:                                 HARTFORD FINANCIAL SERVICES LIFE
                                          INSURANCE COMPANY

/s/ Lynda Godkin                        By: /s/ Gregory A. Boyko
--------------------------------           -----------------------------------
Senior Vice President, General             Gregory A. Boyko
Counsel and Corporate Secretary            Its Senior Vice President, Chief
(Lynda Godkin)                               Financial Officer and Treasurer

Attest:                                 ITT HARTFORD LIFE INTERNATIONAL, LTD.

/s/ Lynda Godkin                        By: /s/ Gregory A. Boyko
--------------------------------           -----------------------------------
Senior Vice President, General             Gregory A. Boyko
Counsel and Corporate Secretary            Its Senior Vice President, Chief
(Lynda Godkin)                               Financial Officer and Treasurer

Attest:                                 HARTFORD INVESTMENT SERVICES, INC.

/s/ Charles M. O'Halloran               By: /s/ James J. Westervelt
--------------------------------           -----------------------------------
Secretary and General Counsel              James J. Westervelt
(Charles M. O'Halloran)                    Its Controller

Attest:                                 THE HARTFORD INVESTMENT MANAGEMENT
                                          COMPANY

/s/ Charles M. O'Halloran               By: /s/ James J. Westervelt
--------------------------------           -----------------------------------
Secretary and General Counsel              James J. Westervelt
(Charles M. O'Halloran)                    Its Controller

Attest:                                 HARTFORD REAL ESTATE COMPANY

/s/ James Cubanski                      By: /s/ Peter L. Holland
---------------------------------          -----------------------------------
Assistant Secretary                        Peter L. Holland
(James Cubanski)                           Its President

Attest:                                 FOUR THIRTY SEVEN LAND COMPANY, INC.

/s/ James Cubanski                      By: /s/ Peter L. Holland
---------------------------------          -----------------------------------
Assistant Secretary                        Peter L. Holland
(James Cubanski)                           Its President

Attest:                                 HRA, INC.

/s/ James Cubanski                      By: /s/ Peter L. Holland
---------------------------------          -----------------------------------
Assistant Secretary                        Peter L. Holland
(James Cubanski)                           Its President

Attest:                                 CENTRAL PARK SQUARE ATHLETIC CLUB, INC.

/s/ James Cubanski                      By: /s/ Peter L. Holland
---------------------------------          -----------------------------------
Assistant Secretary                        Peter L. Holland
(James Cubanski)                           Its President

Attest:                             HRA BROKERAGE SERVICES, INC.
/s/ James Cubanski                  By: /s/ Peter L. Holland
--------------------------              --------------------------
    Assistant Secretary                 Peter L. Holland
    (James Cubanski)                    Its President


Attest:                             HARCO PROPERTY SERVICES, INC.

/s/ James Cubanski                  By: /s/ Peter L. Holland
--------------------------              --------------------------
    Assistant Secretary                 Peter L. Holland
    (James Cubanski)                    Its President


Attest:                             HARTFORD SPECIALTY COMPANY

/s/ Michael S. Wilder               By: /s/ James J. Westervelt
--------------------------              --------------------------
    Secretary                           James J. Westervelt
    (Michael S. Wilder)                 Its Vice President and Controller


Attest:                             1810 CORPORATION

/s/ Charles M. O'Halloran           By: /s/ James J. Westervelt
--------------------------              --------------------------
    Secretary                           James J. Westervelt
    (Charles M. O'Halloran)             Its Senior Vice President and Controller


Attest:                             TERRY ASSOCIATES, INC.

/s/ Michael S. Wilder               By: /s/ James J. Westervelt
--------------------------              --------------------------
    Secretary                           James J. Westervelt
    (Michael S. Wilder)                 Its Vice President


Attest:                             HARTFORD INTEGRATED TECHNOLOGIES, INC.

/s/ James Cubanski                  By: /s/ Charles M. O'Halloran
--------------------------              --------------------------
    Assistant Secretary                 Charles M. O'Halloran
    (James Cubanski)                    Its Vice President, Secretary and
                                        Treasurer

Attest:                             CLA CORPORATION

/s/ Joseph Tedesco                  By: /s/ Charles M. O'Halloran
--------------------------              --------------------------
    Assistant Secretary                 Charles M. O'Halloran
   (Joseph Tedesco)                     Its Secretary


Attest:                             BUSINESS MANAGEMENT GROUP, INC.

/s/ James Cubanski                  By: /s/ Charles M. O'Halloran
--------------------------              --------------------------
    Assistant Secretary                 Charles M. O'Halloran
    (James Cubanski)                    Its Secretary


Attest:                             HARTFORD FIRE INTERNATIONAL, LTD.

/s/ Michael S. Wilder               By: /s/ Dennis B. Zettervall
--------------------------              --------------------------
    Secretary and General Counsel       Dennis B. Zettervall
    (Michael S. Wilder)                 Its President


Attest:                             HARTFORD EQUITY SALES COMPANY, INC.

/s/ Lynda Godkin                    By: /s/ Lowndes A. Smith
--------------------------              --------------------------
    Senior Vice President, General      Lowndes A. Smith
    Counsel and Corporate Secretary     Its President and Chief
    (Lynda Godkin)                      Executive Officer


Attest:                             ITT COMPREHENSIVE EMPLOYEE BENEFIT
                                        SERVICE COMPANY

/s/ Lynda Godkin                    By: /s/ Gregory A. Boyko
--------------------------              --------------------------
    Senior Vice President, General      Gregory A. Boyko
    Counsel and Corporate Secretary     Its Senior Vice President, Chief
    (Lynda Godkin)                      Financial Officer and Treasurer


Attest:                             PERSONAL LINES INSURANCE CENTER, INC.

/s/ Michael S. Wilder               By: /s/ J. Richard Garrett
--------------------------              --------------------------
    Secretary                           J. Richard Garrett
    (Michael S. Wilder)                 Its Treasurer

Attest:                             HARTFORD RE COMPANY

/s/ Charles M. O'Halloran           By: /s/ Dennis B. Zettervall
--------------------------              --------------------------
    Secretary                           Dennis B. Zettervall
    (Charles M. O'Halloran)             Its President


Attest:                             ITT HARTFORD INTERNATIONAL, INC.

/s/ Michael S. Wilder               By: /s/ J. Richard Garrett
--------------------------              --------------------------
    Secretary and General Counsel       J. Richard Garrett
    (Michael S. Wilder)                 Its Vice President and Treasurer


Attest:                             HARTFORD EUROPE, INC.

/s/ Charles M. O'Halloran           By: /s/ Michael S. Wilder
--------------------------              --------------------------
    Assistant Secretary                 Michael S. Wilder
    (Charles M. O'Halloran)             Its Secretary


Attest:                             ITT HARTFORD INSURANCE CENTER, INC.

/s/ Charles M. O'Halloran           By: /s/ James J. Westervelt
--------------------------              --------------------------
    Secretary                           James J. Westervelt
    (Charles M. O'Halloran)             Its Vice President and Controller


Attest:                             ITT SPECIALTY RISK SERVICES, INC.

/s/ Charles M. O'Halloran           By: /s/ William B. Malchodi
--------------------------              --------------------------
    Vice President and Secretary        William B. Malchodi
    (Charles M. O'Halloran)             Its Vice President and Director of Taxes


Attest:                                 HARTFORD LLOYD'S CORPORATION

/s/ Michael S. Wilder                By: /s/ Charles M. O'Halloran
--------------------------              --------------------------
    Secretary                           Charles M. O'Halloran
    (Michael S. Wilder)                 Its Vice President

Attest:                                 ITT NEW ENGLAND MANAGEMENT COMPANY,
                                            INC.

/s/ Charles M. O'Halloran               By: /s/ David R. Robb
--------------------------                  --------------------------------
Secretary                                   David R. Robb
(Charles M. O'Halloran)                     Its President and Chief Operating
                                            Officer


Attest:                                 FIRST STATE MANAGEMENT GROUP, INC.


/s/ Michael S. Wilder                   By: /s/ J. Richard Garrett
--------------------------                  --------------------------------
Vice President                              J. Richard Garrett
(Michael S. Wilder)                         Its Vice President and Treasurer



Attest:                                 FIRST STATE INSURANCE COMPANY


/s/ Charles M. O'Halloran               By: /s/ David R. Robb
--------------------------                  --------------------------------
Vice President and Secretary                David R. Robb
(Charles M. O'Halloran)                     Its President



Attest:                                 FENCOURT REINSURANCE COMPANY, LTD


/s/ James Cubanski                      By: /s/ David R. Robb
--------------------------                  --------------------------------
Assistant Secretary                         David R. Robb
(James Cubanski)                            Its Vice President



Attest:                                 HERITAGE HOLDINGS, INC.


/s/ Charles M. O'Halloran               By: /s/ David R. Robb
--------------------------                  --------------------------------
Vice President and Secretary                David R. Robb
(Charles M. O'Halloran)                     Its President



Attest:                                 NEW ENGLAND INSURANCE COMPANY


/s/ Charles M. O'Halloran               By: /s/ David R. Robb
--------------------------                  --------------------------------
Vice President and Secretary                David R. Robb
(Charles M. O'Halloran)                     Its President

Attest:                                   NEW ENGLAND REINSURANCE CORPORATION

/s/ Charles M. O'Halloran                 By: /s/ David R. Robb
-------------------------------               ------------------------------
Vice President and Secretary                  David R. Robb
(Charles M. O'Halloran)                       Its President


Attest:                                   ALPINE LIFE INSURANCE COMPANY

/s/ Lynda Godkin                          By: /s/ Gregory A. Boyko
-------------------------------               ------------------------------
Senior Vice President, General                Gregory A. Boyko
Counsel and Corporate Secretary               Its Senior Vice President, Chief
(Lynda Godkin)                                Financial Officer and Treasurer


Attest:                                   UNDEROATH, INC.

/s/ Charles M. O'Halloran                 By: /s/ J. Richard Garrett
-------------------------------               ------------------------------
Vice President and Secretary                  J. Richard Garrett
(Charles M. O'Halloran)                       Its Treasurer


Attest:                                   THE CONFLUENCE GROUP, INC.


/s/ James Cubanski                         By: /s/ J. Richard Garrett
-------------------------------               ------------------------------
Assistant Secretary                           J. Richard Garrett
(James Cubanski)                              Its Treasurer



Attest:                                   HL INVESTMENT ADVISORS, INC.

/s/ Charles M. O'Halloran                 By: /s/ J. Richard Garrett
-------------------------------               ------------------------------
Secretary and General Counsel                 J. Richard Garrett
(Charles M. O'Halloran)                       Its Treasurer


Attest:                                   DORNBERGER/BERRY AND COMPANY, INC.

                                           By: /s/ Robert Crutcher
-------------------------------               ------------------------------
Secretary                                     Robert Crutcher
                                              Its Chairman and President

Attest:                                   HARTFORD FINANCIAL SERVICES
                                            CORPORATION

/s/ Lynda Godkin                          By: /s/ Gregory A. Boyko
-------------------------------               ------------------------------
Senior Vice President, General                Gregory A. Boyko
Counsel and Corporate Secretary               Its Senior Vice President, Chief
(Lynda Godkin)                                Financial Officer and Treasurer


Attest:                                   H.L. FUNDING COMPANY, INC.

/s/ Lynda Godkin                          By: /s/ Lowndes A. Smith
-------------------------------               ------------------------------
Senior Vice President, General                Lowndes A. Smith
Counsel and Corporate Secretary               Its President and Chief Executive
(Lynda Godkin)                                Officer

Attest:                                   HARTFORD SECURITIES DISTRIBUTION
                                             COMPANY, INC.

/s/ Lynda Godkin                          By: /s/ Lowndes A. Smith
-------------------------------               ------------------------------
Senior Vice President, General                Lowndes A. Smith
Counsel and Corporate Secretary               Its President and Chief Executive
(Lynda Godkin)                                Officer

Attest:                                   MS FUND AMERICA 1993-K SPE INC.

                                           By:
-------------------------------               ------------------------------
Secretary                                     Charles M. O'Halloran
                                              Its President


Attest:                                   HARTFORD INVESTMENT FINANCIAL
                                            SERVICES COMPANY

/s/ James Cubanski                        By:
-------------------------------               ------------------------------
Assistant Secretary                           J. Richard Garrett
(James Cubanski)                              Its Treasurer

Attest:                                 ITT HARTFORD INTERNATIONAL LIFE
                                            REASSURANCE CORP.

/s/ Lynda Godkin                        By: /s/ Gregory A. Boyko
--------------------------                  --------------------------------
Senior Vice President and                   Gregory A. Boyko
General Counsel                             Its Senior Vice President, Chief
(Lynda Godkin)                              Financial Officer and Treasurer



Attest:                                 THE EVERGREEN GROUP, INC.


/s/ Douglas Craig Curtis, Jr.            By: /s/ Raymond B. Ryan
--------------------------                  --------------------------------
Executive Vice President and Secretary      Raymond B. Ryan
(Douglas Craig Curtis, Jr.)                 Its President



Attest:                                 AMERICAN MATURITY LIFE INSURANCE
                                            COMPANY

/s/ Lynda Godkin                        By: /s/ Joseph J. Noto
--------------------------                  --------------------------------
Senior Vice President,                      Joseph J. Noto
General Counsel and Secretary               Its President and Chief Operating
(Lynda Godkin)                              Officer


Attest:                                 INTERNATIONAL CORPORATE MARKETING
                                            GROUP, INC.

/s/ James P. Van Etten                   By: /s/ Wendell J. Bossen
--------------------------                  --------------------------------
Executive Vice President,                   Wendell J. Bossen
Secretary and Treasurer                     Its President
(James P. Van Etten)